Exhibit 99.1

NEWS RELEASE

NUVASIVE COMPLETES ACQUISTION OF BIOTRONIC NEURONETWORK

SAN DIEGO, CA – July 5, 2016 – NuVasive, Inc. (NASDAQ: NUVA), a leading medical device company focused on transforming spine surgery, today announced that it has successfully completed the previously announced acquisition of Biotronic NeuroNetwork (“Biotronic”), a provider of intraoperative neurophysiological monitoring services.

Gregory T. Lucier, chairman and chief executive officer of NuVasive, said, “We are very excited to announce the completion of the Biotronic acquisition, as it advances NuVasive’s strategy to transform how spine procedures are approached, measured and valued from a clinical and economic perspective. We are confident that Biotronic, together with our existing Impulse Monitoring business, will enable our newly formed NuVasive Clinical Services division to further deliver our spine service line partnerships and create the standard of care utilizing the NuVasive’s procedurally-integrated offerings.”

NuVasive Clinical Services will deliver intraoperative neurophysiological monitoring services to surgeons and healthcare facilities in more than 75,000 cases annually in the U.S.

The Company will provide an update to its fiscal year 2016 outlook on its second fiscal quarter earnings conference call scheduled for July 26, 2016.

About NuVasive

NuVasive, Inc. (NASDAQ: NUVA) is a world leader in minimally invasive, procedurally-integrated spine solutions. From complex spinal deformity to degenerative spinal conditions, NuVasive is transforming spine surgery with innovative technologies designed to deliver reproducible and clinically proven surgical outcomes. NuVasive’s highly differentiated, procedurally-integrated solutions include access instruments, implantable hardware and software systems for surgical planning and reconciliation technology that centers on achieving the global alignment of the spine. With $811 million in revenues (2015), NuVasive has an approximate 1,600 person workforce in more than 40 countries around the world. For more information, please visit nuvasive.com.

Forward-Looking Statements

NuVasive cautions you that statements included in this news release that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, statements about the potential benefits and synergies of the acquisition, including the expected impact on future financial and operating results, and post-acquisition plans and intentions. The forward-looking statements contained herein are based on the current expectations and assumptions of NuVasive and not on historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the risk that unanticipated conditions could adversely affect the combined company or the expected benefits of the acquisition; the loss of key employees; the risk that the businesses will not be integrated successfully; unexpected variations in market growth and demand for the combined company’s products and technologies; and the risk that benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected. Additional risks and uncertainties that may affect future results are described in NuVasive’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

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Investor Contact:

Suzanne Hatcher

NuVasive, Inc.

858-458-2240

investorrelations@nuvasive.com

Media Contact:

Michael Farrington

NuVasive, Inc.

858-909-1940

media@nuvasive.com